UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-21059

Aetos Distressed Investment Strategies Fund, LLC

(Exact name of registrant as specified in charter)

c/o Aetos Alternatives Management, LP

875 Third Avenue, 6th Floor

New York, NY 10022

(Address of principal executive offices) (Zip code)

Harold Schaaff

Aetos Alternatives Management, LP

875 Third Avenue, 6th Floor

New York, NY 10022

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-201-2500

Date of fiscal year end: January 31

Date of reporting period: January 31, 2024

Item 1. Reports to Stockholders.

AETOS MULTI-STRATEGY ARBITRAGE FUND, LLC

AETOS DISTRESSED INVESTMENT STRATEGIES FUND, LLC

AETOS LONG/SHORT STRATEGIES FUND, LLC

(Delaware Limited Liability Companies)

Financial Statements

January 31, 2024

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT within sixty days after the end of each period. The Funds’ Forms N-PORT are available on the Commission's web site at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-212-201-2500; and (ii) on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

INFORMATION ABOUT THE FUNDS' MANAGERS

The Funds' Statement of Additional Information includes information about the Funds' Managers and is available without charge, upon request, by calling 1-212-201-2500 and by visiting the Commission’s website at www.sec.gov.

Aetos Multi-Strategy Arbitrage Fund, LLC

Fund Commentary

For the year ended January 31, 2024

(Unaudited)

The Aetos Multi-Strategy Arbitrage Fund, LLC (the “Fund”) allocates its assets among a select group of investment managers (“Managers”) that utilize a variety of arbitrage strategies while seeking to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes.

The Fund includes allocations to event arbitrage, fixed income arbitrage, and convertible arbitrage strategies. Event arbitrage Managers seek to identify mispricings in securities that will be resolved through an anticipated event, which can include mergers, acquisitions, spinoffs, recapitalizations and bankruptcies (either entering into or emerging from them). Fixed income arbitrage Managers seek to identify discrepancies in the prices of securities that are very closely related and arbitrage that discrepancy. Convertible arbitrage Managers seek to capture options mispricings imbedded in convertibles, typically by investing in convertibles and hedging out equity exposure.

For the year ended January 31, 2024, the Fund had a total return of +5.41%.1 For the period from commencement of investment activities on September 1, 2002 through January 31, 2024, the Fund had an annualized return of +4.43%.

The Fund delivered positive performance for the period with all strategies generating profits.

Merger arbitrage strategies delivered gains. The Federal Trade Commission has challenged a number of deals, but it also has been dealt more courtroom defeats compared to its historical record. This has delayed deal completions but has also kept spreads wider and allowed our managers to trade around positions. Notable deals that closed during the period were concentrated in the technology and healthcare sectors.

Fixed income arbitrage delivered strong returns, more than recovering mark-to-market losses experienced during the regional bank crisis. Elevated fixed income volatility throughout the period enabled our managers to trade yield curve anomalies in both Europe and the US, and capture opportunities in corporate and structured credits.

Capital markets activity remained muted, limiting opportunities in new issues. However, legacy investments in event-oriented situations including activist plays in US software companies generally contributed to performance, while detractors included European financials (especially Spanish banks) and materials (amid weakening economic forecasts).

Our convertible manager also generated gains. Although convertible bond issuance recovered to pre-pandemic levels, pricing was generally unattractive due to an excess of long-only and hedge fund demand. Gains were realized from a combination of interest rate hedges earlier in the period, credit-sensitive securities later in the period, and a handful of idiosyncratic events including refinancings and debt exchanges.

1 Returns are net of expenses and fees incurred at the Fund level and do not reflect investment management fees paid outside of the Fund.

Aetos Distressed Investment Strategies Fund, LLC

Fund Commentary

For the year ended January 31, 2024

(Unaudited)

The Aetos Distressed Investment Strategies Fund, LLC (the “Fund”) allocates its assets among a select group of investment managers (“Managers)” across a variety of credit and distressed investment strategies while seeking to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes.

The Fund allocates to Managers that buy the securities (generally bonds and bank loans) of companies that are in bankruptcy or in danger of bankruptcy, as well as other assets, such as structured products (including RMBS and CMBS) and post-reorganization equities. Managers seek to identify situations where they can buy these securities at a discount to their eventual value because traditional fixed income Managers may not want to or be able to own them once they have been downgraded or are in default. The sellers may also not have the expertise and patience to go through a restructuring process. This kind of investing involves credit analysis, legal expertise and (often) negotiating ability, as the Manager must determine the value of the underlying securities, the likely timing and resolution of a restructuring/refinancing process and also may need to negotiate with other creditors. Additionally, certain Managers express their company-specific and market views through shorting, often with credit default swaps.

For the year ended January 31, 2024, the Fund had a total return of +1.08%.1 For the period from commencement of investment activities on September 1, 2002 through January 31, 2024, the Fund had an annualized return of +6.15%.

The Distressed Investments Strategies Fund generated gains during the period, with underlying manager returns generally ranging from flat to strongly positive. Net new issuance of both high yield bonds and leveraged loans remained muted, as many businesses were able to extend debt maturities at low rates during the pandemic. Distressed exchanges outpaced high yield defaults, which ticked up from 0.8% to 2.1% in 2023.

Among the top contributors during the period were investments in AAA-tranches of CLOs, as leveraged loans delivered returns on par with high yield bonds. Managers also benefited from positive developments in a Chinese technology holding company and the bonds of a stressed online car retailer.

Meanwhile, distressed/restructuring consumer retail exposure detracted in the aggregate, as positive developments in an apparel and accessories business were offset by negative developments in a furniture and household goods business, as well as a re-listed luxury retail business. Other detractors during the period included China real estate and portfolio hedges.

1 Returns are net of expenses and fees incurred at the Fund level and do not reflect investment management fees paid outside of the Fund.

Aetos Long/Short Strategies Fund, LLC

Fund Commentary

For the year ended January 31, 2024

(Unaudited)

The Aetos Long/Short Strategies Fund, LLC (the “Fund”) allocates its assets among a select group of investment managers (“Managers”) across a variety of long/short strategies while seeking to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes. The Fund is composed primarily of Managers who construct stock portfolios on a bottom-up, fundamental basis, although the Fund maintains some exposure to more systematic strategies.

For the year ended January 31, 2024, the Fund had a total return of +11.68%.1 For the period from commencement of investment activities on September 1, 2002 through January 31, 2024, the Fund had an annualized return of +5.38%.

The Long/Short Strategies Fund delivered positive performance for the period and generated strong alpha on a beta-adjusted basis. Longs contributed gains and shorts detracted, but both longs and shorts generated positive alpha (vs MSCI ACWI). Generalists and sector specialists realized positive performance in the aggregate.

The Fund’s technology-related positions were the most profitable group of contributors. Long investments in a subset of the Magnificent Seven helped returns, but the majority of gains came from other positions, including cloud-based software platforms, cybersecurity companies, and semiconductor supply chain companies.

Other long positions that contributed gains included names in aerospace & defense and a global payments processor. The Fund also benefited from an activist position in a consumer staples company, where portfolio managers have been encouraging the company to focus on closing its profit margin versus its peers. Elsewhere, the Fund realized slight gains in financials despite the US regional bank crisis, as managers generally owned non-US banks and a few were short Silicon Valley Bank. Managers also profited from adding to a regional bank that benefited from distressed asset sales.

Short positions generated alpha despite several episodes of sharp equity market rallies driven, in part, by short covering. Managers saw gains from interest-rate-sensitive names, particularly early in the period. Some contributors included fundamentally challenged real estate names in commercial and healthcare sub-sectors where a combination of falling rents and extended balance sheets put dividends at risk, as well as high growth, unprofitable technology names that failed to live up to lofty projections.

1 Returns are net of expenses and fees incurred at the Fund level and do not reflect investment management fees paid outside of the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Managers and Members of

Aetos Multi-Strategy Arbitrage Fund, LLC

Aetos Distressed Investment Strategies Fund, LLC

Aetos Long/Short Strategies Fund, LLC

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Aetos Multi-Strategy Arbitrage Fund, LLC, Aetos Distressed Investment Strategies Fund, LLC, and Aetos Long/Short Strategies Fund, LLC (hereafter collectively referred to as the "Funds") as of January 31, 2024, the related statements of operations and cash flows for the year ended January 31, 2024, the statements of changes in members’ capital for each of the two years in the period ended January 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of January 31, 2024, the results of each of their operations and each of their cash flows for the year then ended, the changes in each of their members’ capital for each of the two years in the period ended January 31, 2024 and each of the financial highlights for each of the five years in the period ended January 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2024 by correspondence with the portfolio funds and custodian. We believe that our audits provide a reasonable basis for our opinion.

March 28, 2024

We have served as the auditor of one or more investment companies in the Aetos Funds since 2002.

PricewaterhouseCoopers LLP, PricewaterhouseCoopers Center, 300 Madison Avenue, New York, NY 10017 T: (646) 471 3000, www.pwc.com/us

Aetos Multi-Strategy Arbitrage Fund, LLC

Schedule of Investments

January 31, 2024

Investments	Date(s) of Acquisition	Cost	Fair Value	Percentage of Members' Capital (1)	Liquidity
Investments in Portfolio Funds (2)
Credit - Convertible Arbitrage (4)
Aequim Arbitrage Fund LP	03/01/19 - 01/01/21	$14,694,922	$25,658,236	13.19%	Quarterly (7)
Total Credit - Convertible Arbitrage		14,694,922	25,658,236	13.19

The accompanying notes are an integral part of the financial statements	5

Aetos Multi-Strategy Arbitrage Fund, LLC

Schedule of Investments

January 31, 2024

Investments	Date(s) of Acquisition	Cost	Fair Value	Percentage of Members' Capital (1)	Liquidity
Event Driven Arbitrage (5)
Davidson Kempner Partners	05/01/10 - 07/01/12	18,404,636	35,103,967	18.05	Semi-Annual
Farallon Capital Offshore Investors, Inc.	05/01/10 - 04/01/12	16,657,350	35,981,355	18.50	Semi-Annual (7)
Governors Lane Onshore Fund LP	08/01/16	14,775,264	24,628,584	12.66	Quarterly (7)
Luxor Capital Partners Liquidating SPV, LLC	07/01/16	279,835	129,422	0.07	In Liquidation (8)
Total Event Driven Arbitrage		50,117,085	95,843,328	49.28

Fixed Income Arbitrage (6)
FFIP, L.P.	05/01/10 - 04/01/12	14,734,399	30,300,730	15.58	Annual (7)
Parsec Onshore Partners, L.P.	07/01/09 - 04/01/12	11,815,227	28,036,017	14.41	Monthly
Total Fixed Income Arbitrage		26,549,626	58,336,747	29.99

Total investments in Portfolio Funds		91,361,633	179,838,311	92.46

Money Market Investment
JPMorgan U.S. Government Money Market Fund, Agency Shares, 5.1190% (3) (Shares 2,000,000)		2,000,000	2,000,000	1.03

Total investments		$93,361,633	$181,838,311	93.49%

The accompanying notes are an integral part of the financial statements	6

Aetos Multi-Strategy Arbitrage Fund, LLC

Schedule of Investments

January 31, 2024

(1)	Percentages are based on Members’ Capital of $194,510,678.

(2)	Non-income producing investments.

(3)	Rate disclosed is the 7-day effective yield as of 01/31/24.

(4)	Portfolio Funds in this strategy generally look to exploit relative mispricings between securities in a company’s capital structure where the manager can go long the undervalued security and hedge out resulting equity and/or credit betas. In convertible bonds, opportunities can be found where sellers do not properly assess the value of the embedded credit and equity option components, resulting in convertibles that trade either cheap or expensive to their fundamental value. In other corporate credit situations, opportunities arise when different components of a company’s capital structure imply very different fundamental outcomes (i.e. equity near zero and debt near par), creating the opportunity to structure long and short positions that have favorable payoff profiles. Both of these strategies are implemented with the use of leverage.

(5)	Portfolio Funds in this strategy invest in securities of companies involved in certain special situations, including mergers, acquisitions, asset sales, spin-offs, balance sheet restructuring, bankruptcy and other situations. These special situations constitute an “event” which the Portfolio Managers believe will trigger a change in the price of securities relative to their current price or close the gap between securities that are being arbitraged.

(6)	Portfolio Funds in this strategy look to exploit mispricings between related fixed income instruments, including sovereign debt, corporate debt and derivative instruments such as futures, options and swaps. Exploitable opportunities may be found in closely related securities trading at different prices, in the value between fixed income instruments and related derivative instruments, in the shape of yield curves and in credit spreads. These strategies typically require leverage in order to exploit relatively small mispricings.

(7)	Portfolio Fund subject to investor-level percentage limitations on redemptions.

(8)	Portfolio Fund in liquidation. Mandatory distributions are expected to be received when underlying investments of the Portfolio Fund are realized.

The aggregate cost of investments for tax purposes was $159,095,102. Net unrealized appreciation on investments for tax purposes was $22,743,209 consisting of $24,090,179 of gross unrealized appreciation and $1,346,970 of gross unrealized depreciation.

The investments in Portfolio Funds shown above, representing 92.46% of Members’ Capital, have been fair valued using NAV as a practical expedient.

The accompanying notes are an integral part of the financial statements	7

Aetos Distressed Investment Strategies Fund, LLC

Schedule of Investments

January 31, 2024

Investments	Date(s) of Acquisition	Cost	Fair Value	Percentage of Members' Capital (1)	Liquidity
Investments in Portfolio Funds (2)
Distressed - Long Biased (4)
AG Mortgage Value Partners, L.P.	05/01/13	$759,393	$1,753,467	3.00%	Side Pockets Only (8)
Centerbridge Credit Partners, L.P.	04/01/15 - 11/01/20	7,050,688	8,776,873	15.01	Bi-Annual (7)
Davidson Kempner Distressed Opportunities Fund LP	05/01/13 - 11/01/20	6,867,720	10,870,785	18.59	Annual
Marble Ridge LP	02/01/17 - 06/01/20	2,516,749	320,433	0.55	In Liquidation (9)
Total Distressed - Long Biased		17,194,550	21,721,558	37.15

The accompanying notes are an integral part of the financial statements	8

Aetos Distressed Investment Strategies Fund, LLC

Schedule of Investments

January 31, 2024

Investments	Date(s) of Acquisition	Cost	Fair Value	Percentage of Members' Capital (1)	Liquidity
Distressed - Variable Biased (5)
Anchorage Capital Partners, L.P.	04/01/09 - 11/01/20	11,216,833	17,628,441	30.15	In Liquidation (9)
Carronade Capital Partners, LP	02/01/21 - 07/01/21	6,796,517	7,599,145	13.00	Quarterly (6)
King Street Capital, L.P.	07/01/08	4,820,506	10,596,662	18.12	Quarterly (6)
Total Distressed - Variable Biased		22,833,856	35,824,248	61.27

Total investments in Portfolio Funds		40,028,406	57,545,806	98.42

Money Market Investment
JPMorgan U.S. Government Money Market Fund, Agency Shares, 5.1190% (3) (Shares 1,416,317)		1,416,317	1,416,317	2.42

Total investments		$41,444,723	$58,962,123	100.84%

(1)	Percentages are based on Members’ Capital of $58,469,912.

(2)	Non-income producing investments.

(3)	Rate disclosed is the 7-day effective yield as of 01/31/24.

(4)	Portfolio Funds in this strategy invest in securities of companies in various levels of financial distress, including bankruptcy, exchange offers, workouts, financial reorganizations and other credit-related situations. Corporate bankruptcy or distress often causes a company’s securities to trade at a discounted value. The Portfolio Funds will tend to run their investment portfolios with a long bias net exposure.

(5)	Portfolio Funds in this strategy invest in securities of companies in various levels of financial distress, including bankruptcy, exchange offers, workouts, financial reorganizations and other credit-related situations. Corporate bankruptcy or distress often causes a company’s securities to trade at a discounted value. The Portfolio Funds will tend to run their investment portfolios with a variable net exposure.

(6)	Portfolio Fund subject to investor-level percentage limitations on redemptions.

(7)	Portfolio Fund subject to lock-up provision up to three years.

(8)	See Note 5 of “Notes to Financial Statements”.

(9)	Portfolio Fund in liquidation. Mandatory distributions are expected to be received when underlying investments of the Portfolio Fund are realized.

The aggregate cost of investments for tax purposes was $62,162,929. Net unrealized depreciation on investments for tax purposes was $3,200,806 consisting of $6,127,345 of gross unrealized appreciation and $9,328,151 of gross unrealized depreciation.

The investments in Portfolio Funds shown above, representing 98.42% of Members’ Capital, have been fair valued using NAV as a practical expedient.

The accompanying notes are an integral part of the financial statements	9

Aetos Long/Short Strategies Fund, LLC

Schedule of Investments

January 31, 2024

Investments	Date(s) of Acquisition	Cost	Fair Value	Percentage of Members' Capital (1)	Liquidity
Investments in Portfolio Funds (2)
Directional Equity (4)
Egerton Capital Partners, L.P.	05/01/15	$8,929,172	$17,603,816	6.87%	Monthly
Sachem Head LP	09/01/17	6,082,320	13,320,828	5.20	Quarterly (7)
The Children's Investment Fund LP	05/01/20	5,000,000	8,875,000	3.47	Monthly
Total Directional Equity		20,011,492	39,799,644	15.54

The accompanying notes are an integral part of the financial statements	10

Aetos Long/Short Strategies Fund, LLC

Schedule of Investments

January 31, 2024

Investments	Date(s) of Acquisition	Cost	Fair Value	Percentage of Members' Capital (1)	Liquidity
Equity Hedged - Generalist (5)
GMO Equity Dislocation Fund, L.P.	03/01/22 - 09/01/22	11,864,767	13,312,817	5.20	Monthly
Junto Capital Partners LP	08/01/19 - 10/01/19	19,798,625	28,263,212	11.04	Quarterly (7)
Lakewood Capital Partners, LP	09/01/17 - 05/01/19	12,803,871	19,139,876	7.48	Quarterly
MW Market Neutral TOPS Fund	10/01/20	6,707,922	15,797,953	6.17	Monthly
MW TOPS Fund	09/01/17 - 05/01/19	15,728,035	23,688,492	9.25	Monthly
Naya Fund LP	02/01/19 - 07/01/19	10,033,412	16,475,619	6.43	Quarterly
Viking Global Equities LP	11/01/07 - 03/01/11	6,598,471	24,391,075	9.53	Annual
Total Equity Hedged - Generalist		83,535,103	141,069,044	55.10

Equity Hedged - Sector Specialist (6)
Cadian Fund LP	05/01/10 - 11/01/13	4,119,686	16,066,822	6.27	Quarterly (7)
Encompass Capital Fund L.P.	05/01/22	11,119,112	14,174,348	5.54	Quarterly (7)
Long Pond Capital QP Fund, LP	02/01/14	7,108,794	13,891,651	5.43	Quarterly (7)
North River Partners, L.P.	11/01/13	5,945,009	11,880,575	4.64	Quarterly
Woodline Fund LP	08/01/20 - 04/01/21	16,224,295	22,825,363	8.91	Quarterly (7)
Total Equity Hedged - Sector Specialist		44,516,896	78,838,759	30.79

Total investments in Portfolio Funds		148,063,491	259,707,447	101.43

Money Market Investment
JPMorgan U.S. Government Money Market Fund, Agency Shares, 5.1190% (3) (Shares 6,595,500)		6,595,500	6,595,500	2.58

Total investments		$154,658,991	$266,302,947	104.01%

The accompanying notes are an integral part of the financial statements	11

Aetos Long/Short Strategies Fund, LLC

Schedule of Investments

January 31, 2024

(1)	Percentages are based on Members’ Capital of $256,038,793.

(2)	Non-income producing investments.

(3)	Rate disclosed is the 7-day effective yield as of 01/31/24.

(4)	Portfolio Funds in this strategy make investments that combine long positions in undervalued common stocks or corporate bonds and short positions in overvalued common stocks or corporate bonds in order to focus on generating positive returns through the Portfolio Managers’ ability to select securities through fundamental analysis, while hedging out some portion of market risk. The Portfolio Funds will tend to run their investment portfolios with a relatively high or variable net exposure.

(5)	Portfolio Funds in this strategy make investments that combine long positions in undervalued common stocks or corporate bonds and short positions in overvalued common stocks or corporate bonds in order to focus on generating positive returns through the Portfolio Managers’ ability to select securities through fundamental analysis, while hedging out some portion of market risk. The Portfolio Funds will tend to run their investment portfolios with a relatively low net exposure and will invest broadly across all market sectors.

(6)	Portfolio Funds in this strategy make investments that combine long positions in undervalued common stocks or corporate bonds and short positions in overvalued common stocks or corporate bonds in order to focus on generating positive returns through the Portfolio Managers’ ability to select securities through fundamental analysis, while hedging out some portion of market risk. The Portfolio Funds will tend to run their investment portfolios with a relatively low net exposure and will focus on investing in specific market sectors.

(7)	Portfolio Fund subject to investor-level percentage limitations on redemptions.

The aggregate cost of investments for tax purposes was $190,752,667. Net unrealized appreciation on investments for tax purposes was $75,550,280 consisting of $78,217,925 of gross unrealized appreciation and $2,667,645 of gross unrealized depreciation.

The investments in Portfolio Funds shown above, representing 101.43% of Members’ Capital, have been fair valued using NAV as a practical expedient.

The accompanying notes are an integral part of the financial statements	12

Statements of Assets and Liabilities

January 31, 2024

		Aetos
	Aetos	Distressed	Aetos
	Multi-Strategy	Investment	Long/Short
	Arbitrage	Strategies	Strategies
	Fund, LLC	Fund, LLC	Fund, LLC
Assets
Investments in Portfolio Funds and Money Market Investment, at cost	$93,361,633	$41,444,723	$154,658,991
Investments in Portfolio Funds and Money Market Investment, at value	$181,838,311	$58,962,123	$266,302,947
Cash	22,537,918	—	—
Accrued income	9,976	21,411	43,710
Receivable for sale of investments	130,340	—	2,471,709
Total assets	204,516,545	58,983,534	268,818,366

Liabilities
Redemptions of Interests payable	9,540,199	38,918	12,290,393
Investment management fees payable	89,192	26,811	117,405
Professional fees payable	310,776	412,176	280,676
Board of Managers’ fees payable	21,892	21,892	21,892
Withholding Tax payable	30,274	9,949	51,263
Other accrued expenses	13,534	3,876	17,944
Total liabilities	10,005,867	513,622	12,779,573

Commitments and contingencies (see Note 7)

Net Members’ Capital	$194,510,678	$58,469,912	$256,038,793

The accompanying notes are an integral part of the financial statements	13

Statements of Operations

For the year ended January 31, 2024

		Aetos
	Aetos	Distressed	Aetos
	Multi-Strategy	Investment	Long/Short
	Arbitrage	Strategies	Strategies
	Fund, LLC	Fund, LLC	Fund, LLC
Investment income:
Dividends from money market funds	$267,006	$296,338	$465,807
Total investment income	267,006	296,338	465,807

Expenses:
Investment management fees	1,611,515	414,044	2,058,940
Administration fees	269,656	77,133	340,363
Board of Managers’ fees	87,567	87,567	87,567
Professional fees	415,340	505,451	371,651
Custodian fees	74,583	23,342	104,530
Registration fees	34,275	14,003	40,492
Printing fees	10,871	10,871	10,871
Other expenses	32,124	20,709	37,011
Total expenses	2,535,931	1,153,120	3,051,425
Net investment loss	(2,268,925)	(856,782)	(2,585,618)

Net realized gain on Portfolio Funds sold	98,502,946	14,020,984	82,549,613
Net change in unrealized depreciation on investments in Portfolio Funds	(83,538,028)	(13,033,117)	(40,516,616)
Net increase in Members’ Capital derived from investment activities	$12,695,993	$131,085	$39,447,379

The accompanying notes are an integral part of the financial statements	14

Statements of Changes in Members’ Capital

For the year ended January 31, 2024 and January 31, 2023

	Aetos Multi-Strategy Arbitrage Fund, LLC		Aetos Distressed Investment Strategies Fund, LLC
	2/1/23–	2/1/22–	2/1/23–	2/1/22–
	1/31/24	1/31/23	1/31/24	1/31/23
From investment activities:
Net investment loss	$(2,268,925)	$(3,091,012)	$(856,782)	$(1,392,020)
Net realized gain on Portfolio Funds sold	98,502,946	37,297,393	14,020,984	41,592,788
Net change in unrealized depreciation on investments in Portfolio Funds	(83,538,028)	(20,520,460)	(13,033,117)	(41,935,103)
Net increase/(decrease) in Members’ Capital derived from investment activities	12,695,993	13,685,921	131,085	(1,734,335)

Distributions:
Tax withholding on behalf of foreign investors	(478,286)	(514,523)	(260,740)	(648,307)
Refund of tax withholding on behalf of foreign investors	16,159	25,786	16,305	505,654
Total distributions	(462,127)	(488,737)	(244,435)	(142,653)

Members’ Capital transactions:
Proceeds from sales of Interests (1)	362,798	2,216,436	108,798	550,733
Repurchase of Interests (2) (3)	(197,657,810)	(110,396,484)	(38,140,503)	(78,244,620)
Net decrease in Members’ Capital derived from capital transactions	(197,295,012)	(108,180,048)	(38,031,705)	(77,693,887)

Net decrease in Members’ Capital	(185,061,146)	(94,982,864)	(38,145,055)	(79,570,875)
Members’ Capital at beginning of year	379,571,824	474,554,688	96,614,967	176,185,842
Members’ Capital at end of year	$194,510,678	$379,571,824	$58,469,912	$96,614,967

(1)	Proceeds from sales of Interests during the year 2/1/22 – 1/31/23 include transfers amongst the Funds.

(2)	Repurchase of Interests during the year 2/1/22 – 1/31/23 include transfers amongst the Funds.

(3)	See Note 1 for details of Repurchase of Interests during the year 2/1/23 – 1/31/24.

The accompanying notes are an integral part of the financial statements	15

Statements of Changes in Members’ Capital (Continued)

For the year ended January 31, 2024 and January 31, 2023

	Aetos Long/Short Strategies Fund, LLC
	2/1/23–	2/1/22–
	1/31/24	1/31/23
From investment activities:
Net investment loss	$(2,585,618)	$(3,631,098)
Net realized gain on Portfolio Funds sold	82,549,613	53,163,795
Net change in unrealized depreciation on investments in Portfolio Funds	(40,516,616)	(43,035,339)
Net increase in Members’ Capital derived from investment activities	39,447,379	6,497,358

Distributions:
Tax withholding on behalf of foreign investors	(560,334)	(425,152)
Refund of tax withholding on behalf of foreign investors	16,415	1,455
Total distributions	(543,919)	(423,697)

Members’ Capital transactions:
Proceeds from sales of Interests (1)	429,307	52,766,451
Repurchase of Interests (2) (3)	(252,797,165)	(138,179,011)
Net decrease in Members’ Capital derived from capital transactions	(252,367,858)	(85,412,560)

Net decrease in Members’ Capital	(213,464,398)	(79,338,899)
Members’ Capital at beginning of year	469,503,191	548,842,090
Members’ Capital at end of year	$256,038,793	$469,503,191

(1)	Proceeds from sales of Interests during the year 2/1/22 – 1/31/23 include transfers amongst the Funds.

(2)	Repurchase of Interests during the year 2/1/22 – 1/31/23 include transfers amongst the Funds.

(3)	See Note 1 for details of Repurchase of Interests during the year 2/1/23 – 1/31/24.

The accompanying notes are an integral part of the financial statements	16

Statements of Cash Flows

For the year ended January 31, 2024

		Aetos
	Aetos	Distressed	Aetos
	Multi-Strategy	Investment	Long/Short
	Arbitrage	Strategies	Strategies
	Fund, LLC	Fund, LLC	Fund, LLC
Cash flows from operating activities
Net increase in Members’ Capital derived from investment activities	$12,695,993	$131,085	$39,447,379
Adjustments to reconcile net increase in Members’ Capital derived from investment activities to net cash provided by operating activities
Net Sales of Money Market Investments	7,916,688	6,555,277	1,906,664
Sales of Portfolio Funds	208,218,532	33,197,191	245,529,925
Net realized gain on Portfolio Funds sold	(98,502,946)	(14,020,984)	(82,549,613)
Net change in unrealized depreciation on investments in Portfolio Funds	83,538,028	13,033,117	40,516,616
Decrease in accrued income	63,671	18,736	123,559
Decrease in investment management fees payable	(84,858)	(17,491)	(97,883)
Increase/(decrease) in professional fees payable and other accrued expenses	6,844	(1,549)	(161)
Net cash provided by operating activities	213,851,952	38,895,382	244,876,486

Cash flows from financing activities
Tax withholding on behalf of foreign investors	(534,995)	(291,478)	(621,522)
Refund of tax withholding on behalf of foreign investors	16,159	16,305	16,415
Proceeds from sales of Interests	362,798	108,798	429,307
Repurchases of Interests	(191,157,996)	(38,729,007)	(244,700,686)
Net cash used in financing activities	(191,314,034)	(38,895,382)	(244,876,486)

Net change in cash	22,537,918	—	—
Cash, beginning of year	—	—	—
Cash, end of year	$22,537,918	$—	$—

The accompanying notes are an integral part of the financial statements	17

Financial Highlights

Aetos Multi-Strategy Arbitrage Fund, LLC

	2/1/23 - 01/31/24	2/1/22 - 01/31/23	2/1/21 - 01/31/22	2/1/20 - 1/31/21	2/1/19 - 1/31/20
Total return (1)	5.41%	3.86%	3.81%	6.86%	7.45%
Net assets, end of period (000's)	$194,511	$379,572	$474,555	$518,850	$498,850
Ratios to average net assets:
Expenses (2)(3)	0.85%	0.76%	0.73%	0.76%	0.77%
Net investment loss	(0.76)%	(0.70)%	(0.73)%	(0.75)%	(0.70)%
Portfolio turnover rate	0.00%	0.00%	2.98%	0.22%	10.48%

Aetos Distressed Investment Strategies Fund, LLC

	2/1/23 - 01/31/24	2/1/22 - 01/31/23	2/1/21 - 01/31/22	2/1/20 - 1/31/21	2/1/19 - 1/31/20
Total return (1)	1.08%	(1.03)%	10.33%	3.58%	1.88%
Net assets, end of period (000's)	$58,470	$96,615	$176,186	$311,332	$306,359
Ratios to average net assets:
Expenses (2)(3)	1.50%	1.11%	0.88%	0.84%	0.84%
Net investment loss	(1.11)%	(1.00)%	(0.88)%	(0.83)%	(0.71)%
Portfolio turnover rate	0.00%	0.00%	3.75%	10.39%	1.72%

Aetos Long/Short Strategies Fund, LLC

	2/1/23 - 01/31/24	2/1/22 - 01/31/23	2/1/21 - 01/31/22	2/1/20 - 1/31/21	2/1/19 - 1/31/20
Total return (1)	11.68%	1.70%	11.41%	3.35%	10.66%
Net assets, end of period (000's)	$256,039	$469,503	$548,842	$579,559	$913,425
Ratios to average net assets:
Expenses (2)(3)	0.80%	0.75%	0.73%	0.70%	0.70%
Net investment loss	(0.68)%	(0.69)%	(0.73)%	(0.70)%	(0.64)%
Portfolio turnover rate	0.00%	7.30%	1.70%	2.82%	9.95%

(1)	Total return is calculated as the geometrically linked monthly returns of the Fund for each month during the fiscal year. The Fund’s monthly returns are calculated as the change in the Fund’s value during the month, which is determined by comparing the aggregate ending value of the Fund with the aggregate beginning value of the Fund, adjusted for cash flows related to capital contributions or withdrawals during the month. Tax withholding on behalf of certain Investors is treated as a reinvested distribution.

(2)	Expense ratios do not reflect the Fund’s proportionate share of expenses of the Portfolio Funds.

(3)	The expense ratios do not include the Program Fees charged separately to investors as described in Note 3 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements	18

Notes to Financial Statements

January 31, 2024

1. Organization

The Aetos Multi-Strategy Arbitrage Fund, LLC, the Aetos Distressed Investment Strategies Fund, LLC, and the Aetos Long/Short Strategies Fund, LLC (collectively the “Funds” or “Master Funds” and individually a “Fund” or “Master Fund”) were formed in the state of Delaware as limited liability companies. The Funds are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end, non-diversified, management investment companies. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 - Financial Services - Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). Each Fund is a fund-of-funds. The Funds seek capital appreciation by allocating their assets among a select group of private investment funds (commonly known as hedge funds) (“Portfolio Funds”) that utilize a variety of alternative investment strategies that seek to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes. Aetos Alternatives Management, LP serves as the Investment Manager to the Funds.

The Funds operate under a master fund/feeder fund structure. The Feeder Funds (as defined below) invest substantially all of their investable assets in the Master Funds. As of January 31, 2024 the Feeder Funds’ beneficial ownership of their corresponding Master Funds’ members’ capital are 83%, 85%, 81%, 1%, 1% and 1%, for the Aetos Capital Multi-Strategy Arbitrage Cayman Fund, Aetos Capital Distressed Investment Strategies Cayman Fund, Aetos Capital Long/Short Strategies Cayman Fund, Aetos Capital Multi-Strategy Arbitrage Cayman Fund II, Aetos Capital Distressed Investment Strategies Cayman Fund II and Aetos Capital Long/Short Strategies Cayman Fund II (collectively the “Feeder Funds” and individually a “Feeder Fund”) respectively. The Investment Manager may receive an additional management fee and/or an incentive fee at the feeder fund level.

The principal investment objective of each Fund is as follows:

Aetos Multi-Strategy Arbitrage Fund, LLC seeks to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes, by allocating its assets among a select group of portfolio managers that utilize a variety of arbitrage strategies.

Aetos Distressed Investment Strategies Fund, LLC seeks to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes, by allocating its assets among a select group of portfolio managers across a variety of distressed investment strategies.

Aetos Long/Short Strategies Fund, LLC seeks to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes, by allocating its assets among a select group of portfolio managers across a variety of long/short strategies.

Notes to Financial Statements (continued)

1. Organization (continued)

The Funds may offer, from time to time, to repurchase outstanding members’ interests (“Interests”) pursuant to written tenders by members. The Funds may offer to repurchase Interests four times each year, as of the last business day of March, June, September and December. However, repurchase offers will only be made at such times and on such terms as may be determined by the Funds’ Board of Managers (the “Board”) in its sole discretion.

Interests may be purchased on the first business day of each calendar month or at such other times as may be determined by the Board.

The following table presents the repurchase offers that occurred during the year ended January 31, 2024:

Aetos Multi-Strategy Arbitrage Fund, LLC

	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Commencement Date	March 1, 2023	June 1, 2023	September 1, 2023	December 1, 2023
Repurchase Request Deadline	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023
Repurchase Pricing Date	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023
Amount Repurchased	$48,912,518	$49,810,341	$49,264,493	$49,670,458

Total amount repurchased during the year ended January 31, 2024 was $197,657,810.

Aetos Distressed Investment Strategies Fund, LLC

	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Commencement Date	March 1, 2023	June 1, 2023	September 1, 2023	December 1, 2023
Repurchase Request Deadline	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023
Repurchase Pricing Date	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023
Amount Repurchased	$12,944,358	$10,893,567	$7,248,852	$7,053,726

Total amount repurchased during the year ended January 31, 2024 was $38,140,503.

Aetos Long/Short Strategies Fund, LLC

	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Commencement Date	March 1, 2023	June 1, 2023	September 1, 2023	December 1, 2023
Repurchase Request Deadline	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023
Repurchase Pricing Date	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023
Amount Repurchased	$64,028,142	$63,712,633	$62,570,877	$62,485,513

Total amount repurchased during the year ended January 31, 2024 was $252,797,165.

2. Significant Accounting Policies

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America. The following is a summary of the significant accounting policies followed by the Funds:

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

A. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Investment Manager to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates, and such differences could be material.

B. Portfolio Valuation and Security Transactions

The net asset values of the Funds are determined as of the close of business at the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

The Investment Manager has established a Valuation Committee that has oversight responsibility for the valuation of each of the Funds’ investments in Portfolio Funds. Members of the Valuation Committee include key members of the Investment Manager’s Senior Management, Compliance, Due Diligence and Risk Management teams.

Investments in Portfolio Funds are presented in the accompanying financial statements at fair value, as determined by the Funds’ Investment Manager under the general supervision of the Board. Such fair value generally represents a Fund’s pro-rata interest in the net assets of a Portfolio Fund as provided by the Portfolio Funds. As a general matter, the fair value of the Funds’ interests in Portfolio Funds will represent the amount that the Funds could reasonably expect to receive from the Portfolio Funds if the Funds’ interests were redeemed at the time of the valuation, based on information reasonably available at the time the valuation is determined and that the Funds believe to be reliable.

The Investment Manager considers information provided by the Portfolio Funds regarding the methods they use to value underlying investments in the Portfolio Funds and any restrictions on or illiquidity of the interests in the Portfolio Funds, in determining fair value.

Considerable judgment is required to interpret the factors used to develop estimates of fair value. Accordingly, the estimates may not be indicative of the amounts a Fund could realize in a current market exchange and the differences could be material to the financial statements. The use of different factors or estimation methodologies could have a significant effect on the estimated fair value.

Investments in open-end registered investment companies are valued at net asset value (“NAV”).

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

B. Portfolio Valuation and Security Transactions (continued)

The FASB issued ASC Topic 820, Fair Value Measurements and Disclosures which establishes a fair value hierarchy and specifies that a valuation technique used to measure fair value shall maximize the use of observable inputs and minimize the use of unobservable inputs. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation. The levels of the fair value hierarchy are as follows:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•	Level 2 – Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active.

•	Level 3 – Inputs that are unobservable.

Inputs broadly refer to assumptions that market participants use to make valuation decisions, including assumptions about risk. ASC Topic 820 permits the Investment Manager to estimate the fair value of the investments in the Portfolio Funds at the net asset value reported by the Portfolio Funds if the net asset value is calculated in a manner consistent with the measurement principles of ASC Topic 946. The Investment Manager evaluates each Portfolio Fund individually to determine that its net asset value is calculated in a manner consistent with ASC Topic 946.

The Investment Manager also considers whether an adjustment to the net asset value reported by the Portfolio Fund is necessary based upon various factors, including, but not limited to, the attributes of the interest in the Portfolio Fund held, including the rights and obligations, and any restrictions on or illiquidity of such interests, and the fair value of such Portfolio Fund’s investment portfolio or other assets and liabilities. The net asset value reported by the Portfolio Funds may be based upon unobservable inputs and a significant change in those unobservable inputs could result in a significantly lower or higher reported net asset value reported for such Portfolio Funds.

Valuations reflected in this report are as of the report date. As a result, changes in the valuation due to market events and/or issuer related events after the report date and prior to the issuance of the report are not reflected herein.

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

B. Portfolio Valuation and Security Transactions (continued)

The following table presents information about the level within the fair value hierarchy at which the Funds’ investments are measured as of January 31, 2024:

Aetos Multi-Strategy Arbitrage Fund, LLC
Strategy	Level 1	Level 2	Level 3	Total
Investments in Portfolio Funds (1)	$—	$—	$—	$179,838,311
Money Market Investment	2,000,000	—	—	2,000,000
Total Investments	$2,000,000	$—	$—	$181,838,311

Aetos Distressed Investment Strategies Fund, LLC
Strategy	Level 1	Level 2	Level 3	Total
Investments in Portfolio Funds (1)	$—	$—	$—	$57,545,806
Money Market Investment	1,416,317	—	—	1,416,317
Total Investments	$1,416,317	$—	$—	$58,962,123

Aetos Long/Short Strategies Fund, LLC
Strategy	Level 1	Level 2	Level 3	Total
Investments in Portfolio Funds (1)	$—	$—	$—	$259,707,447
Money Market Investment	6,595,500	—	—	6,595,500
Total Investments	$6,595,500	$—	$—	$266,302,947

(1) In accordance with ASC 820 investments in Portfolio Funds that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

Realized gains and losses from Portfolio Fund transactions are calculated on the identified cost basis. Investments are recorded on the effective date of the subscription in the Portfolio Fund.

C. Fund Income and Expenses

Expenses are recorded on an accrual basis. Each Fund bears its own expenses including, but not limited to, any taxes and investment-related expenses incurred by the Funds (e.g., fees and expenses charged by the Portfolio Managers and Portfolio Funds, professional fees, custody and administrative fees). Most expenses of the Funds can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or on another reasonable basis.

Dividend income is recorded on the ex-dividend date.

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

D. Income Taxes

Each Fund intends to continue to be treated as a partnership for Federal income tax purposes. Each Member is responsible for the tax liability or benefit relating to the Member’s distributive share of taxable income or loss. Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements. The Funds withhold and pay taxes on foreign Members’ share of U.S. source income and U.S. effectively connected income, if any, allocated from Portfolio Funds to the extent such income is not exempted from withholding under the Internal Revenue Code and Regulations thereunder. The actual amount of such taxes is not known until all Form K-1s and Form K-3s from Portfolio Funds are received, usually in the following tax year. Prior to the final determination, the amount of tax is estimated based on information available. The final tax could be different from the estimated tax and the difference could be significant. Such withholdings are recorded as distributions in the Statements of Changes in Members’ Capital and are allocated to the individual Members’ Capital accounts to which they apply and are not an expense of the Funds.

The Investment Manager applies the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Investment Manager to determine whether a tax position of the Funds is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. However, the Investment Manager's conclusions regarding Accounting for Uncertainty in Income Taxes may be subject to review and adjustment at a later date based on on-going analyses of tax laws, regulations and interpretations thereof and other factors. Each of the Fund's federal, state and local tax returns for all open tax years remains subject to examination by the Internal Revenue Service and local tax authorities.

E. Distribution Policy

The Funds have no present intention of making periodic distributions of their net investment income or capital gains, if any, to Members. The amount and frequency of distributions, if any, will be determined in the sole discretion of the Board.

F. Distributions from Portfolio Funds

Distributions from Portfolio Funds will be classified as investment income or realized gains in the Statements of Operations, or alternatively, as a decrease to the cost of the investments based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distributions are generally classified as investment income.

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

G. Cash

Cash is defined as cash on deposit at major financial institutions and is subject to credit risk to the extent cash balances exceed applicable Federal Deposit Insurance Corporation (“FDIC”) limitations. The Funds have not experienced any losses on their deposits of cash, and the Investment Manager believes the risk of such loss to be remote.

3. Investment Manager Fee, Related Party Transactions and Other

The Funds paid the Investment Manager a monthly management fee (the “Management Fee”) at the annual rate of 0.55% of the net asset value of each Fund as of the last day of the month (before any repurchases of Interests). The Investment Manager is responsible for providing day-to-day investment management services to the Funds, and for providing various administrative services to the Funds.

The Investment Manager may also be paid a Program Fee outside of the Funds for services rendered to investors. The Program Fee is paid directly by the investors at an annual rate of up to 0.60% of an investor’s assets in the Funds. The Program Fee may also include an annual performance-based incentive fee outside of the Funds based on the return of an investor’s account with the Investment Manager.

HedgeServ (Cayman) Ltd., a limited company incorporated in the Cayman Islands, (the “Administrator”) provides administration, accounting and investor services to the Funds. In consideration for such services, the Funds pay the Administrator a monthly fee based on their combined prior month-end net assets at an annual rate of 0.12% on the first $250 million of net assets, 0.10% on net assets between $250 million and $500 million, 0.07% on net assets between $500 million and $750 million and 0.06% on net assets over $750 million, and will reimburse the Administrator for certain out-of-pocket expenses. Each Fund is allocated its pro-rata share of the monthly fee based upon its prior month-end members’ capital adjusted for capital activity.

JPMorgan Chase Bank, N.A. acts as the custodian (the “Custodian”) for the Funds’ assets. In consideration for such services, the Funds pay the Custodian a monthly fee, based on their combined month-end portfolio market values, at an annual rate of 0.025% on the first $500 million of portfolio market value, 0.02% on portfolio market value between $500 million and $1 billion and 0.015% on portfolio market value over $1 billion. Each Fund is allocated its pro-rata share of the monthly fee based upon its month-end portfolio market value.

Each Member of the Board who is not an “interested person” of the Funds as defined by the 1940 Act receives an annual retainer of $60,000 and regular quarterly meeting fees of $6,500 per meeting (additional meeting fees are $500 per meeting). The chairman of the audit committee receives an additional annual retainer of $4,700. Any Member of the Board of Managers who is an “interested person” does not receive any annual or other fee from the Funds. All Members of the Board of Managers are reimbursed by the Funds for reasonable out-of-pocket expenses.

Notes to Financial Statements (continued)

3. Investment Manager Fee, Related Party Transactions and Other (continued)

Net profits or net losses of the Funds for each fiscal period are allocated among and credited to or debited against the capital accounts of Members as of the last day of each fiscal period in accordance with each Member’s respective investment percentage for each Fund. Net profits or net losses are measured as the net change in the value of the net assets of a Fund during a fiscal period, before giving effect to any repurchases of Interests in the Fund, and excluding the amount of any items to be allocated among the capital accounts of the Members of the Fund, other than in accordance with the Members’ respective investment percentages.

4. Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Portfolio Funds in which the Funds invest trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, use of leverage and swap contracts. The Funds’ risk of loss in these Portfolio Funds is limited to the value of their investments in the Portfolio Funds.

5. Risk Factors

Limitations on the Funds’ ability to withdraw their assets from Portfolio Funds may limit the Funds’ ability to repurchase their Interests. For example, many Portfolio Funds impose lock-up periods prior to allowing withdrawals, which can be two years or longer. After expiration of the lock-up period, withdrawals typically are permitted only on a limited basis, such as monthly, quarterly, semi-annually, annually or biannually. Many Portfolio Funds may also indefinitely suspend redemptions or establish restrictions on the ability to fully receive proceeds from redemptions through the application of a redemption restriction or “gate.” In instances where the primary source of funds to repurchase Interests will be withdrawals from Portfolio Funds, the application of these lock-ups and withdrawal limitations may significantly limit the Funds’ ability to repurchase their Interests.

The Funds invest primarily in Portfolio Funds that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques that may involve significant risks. Such risks include those related to the volatility of the equity, credit, and currency markets, the use of leverage associated with certain fixed income strategies, derivative contracts and in connection with short positions, the potential illiquidity of certain instruments and counterparty and broker arrangements.

Some of the Portfolio Funds in which the Funds invest may invest all or a portion of their assets in securities which are illiquid or are subject to an anticipated event. These Portfolio Funds may create “side pockets” in which to hold these securities. Side pockets are series or classes of shares which are not redeemable by the investors but which are automatically redeemed or converted back into the Portfolio Fund’s regular series or classes of shares upon the realization of those securities or the happening of some other liquidity event with respect to those securities.

Notes to Financial Statements (continued)

5. Risk Factors (continued)

These “side pockets” can often be held for long periods before they are realized, and may therefore be much less liquid than the general liquidity offered on the Portfolio Fund’s regular series or classes of shares. Should the Funds seek to liquidate their investment in a Portfolio Fund that maintains investments in a side pocket arrangement or that holds a substantial portion of its assets in illiquid securities, the Funds might not be able to fully liquidate their investments without delay, which could be considerable. In such cases, during the period until the Funds are permitted to fully liquidate the investment in the Portfolio Fund, the value of the investment could fluctuate.

The Portfolio Funds may utilize leverage in pursuit of achieving a potentially greater investment return. The use of leverage exposes a Portfolio Fund to additional risk including (i) greater losses from investments than would otherwise have been the case had the Portfolio Fund not used leverage to make the investments; (ii) margin calls or interim margin requirements may force premature liquidations of investment positions; and (iii) losses on investments where the investment fails to earn a return that equals or exceeds the Portfolio Fund’s cost of leverage related to such investment. In the event of a sudden, precipitous drop in the value of a Portfolio Fund’s assets, the Portfolio Fund might not be able to liquidate assets quickly enough to repay its borrowings, further magnifying the losses incurred by the Portfolio Fund.

The Portfolio Funds may invest a higher percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Portfolio Funds may be more susceptible to economic, political and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Portfolio Fund's net asset value.

The Portfolio Funds may invest in securities of foreign companies that involve special risks and considerations not typically associated with investments in the United States of America, due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Portfolio Fund. Such concentrations may subject the Portfolio Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

The occurrence of events such as localized wars (e.g., the Russia/Ukraine and Israel/Hamas conflicts), instability, new and ongoing epidemics and pandemics of infectious diseases and other global health events, natural/environmental disasters, terrorist attacks in the U.S. and around the world, social and political discord, debt crises, banking sector crises, sovereign debt downgrades, increasingly strained relations between the United States and a number of foreign countries (e.g., United States and China trade relations), new and continued political unrest in various countries, the exit or potential exit of one or more countries from the European Union (“EU”), continued changes in the balance of political power among and within the branches of the U.S. government, government shutdowns and other factors, may result in market volatility, may have long term negative effects on the U.S. and worldwide financial markets, and may cause economic uncertainties in the U.S. and worldwide and negatively impact investments in the Funds and Portfolio Funds.

Notes to Financial Statements (continued)

5. Risk Factors (continued)

The Funds invest in a limited number of Portfolio Funds and such concentrations may result in additional risk. Various risks are also associated with an investment in the Funds, including risks relating to the multi-manager structure of the Funds, risks relating to compensation arrangements and risks related to limited liquidity of the Interests.

The Funds and Portfolio Funds are also subject to the risk of losses arising in connection with cybersecurity incidents.

Investments by the Funds and Portfolio Funds may be negatively affected by changes in laws, trade policies, commodity prices, tariffs, currency exchange rates and controls, changes in interest rates, inflation, reduced liquidity, extreme market volatility or a deterioration of economic conditions in the United States or globally.

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

6. Investment Transactions

For the year ended January 31, 2024, purchases and sales of Portfolio Funds were as follows:

Fund	Purchases	Sales
Aetos Multi-Strategy Arbitrage Fund, LLC	$—	$207,193,763
Aetos Distressed Investment Strategies Fund, LLC	—	32,905,820
Aetos Long/Short Strategies Fund, LLC	—	247,862,796

7. Investments in Portfolio Funds

As of January 31, 2024, collectively the Funds had investments in twenty-nine Portfolio Funds, none of which were related parties. The agreements related to investments in Portfolio Funds provide for compensation to the general partners/managers in the form of management fees of 0.35% to 2.0% (per annum) of the net assets and incentive fees or allocations of 0% to 25% of net profits earned. The Portfolio Funds generally provide for periodic redemptions, with lock-up provisions ranging up to 3 years from initial investment.

The liquidity provisions shown in the following tables apply after any applicable lock-up provisions. Further liquidity detail is also provided in the Schedules of Investments.

Notes to Financial Statements (continued)

7. Investments in Portfolio Funds (continued)

	Number of Portfolio Funds	% of Total Portfolio Funds
Aetos Multi-Strategy Arbitrage Fund, LLC
Funds allowing monthly withdrawals (notice period of 30 days)	1	15.59%
Funds allowing quarterly withdrawals (notice periods ranging from 60 to 65 days)	2	27.96%
Funds allowing semi-annual withdrawals (notice periods ranging from 60 to 65 days)	2	39.53%
Funds allowing annual withdrawals (notice period of 60 days)	1	16.85%
Funds in liquidation	1	0.07%

	Number of Portfolio Funds	% of Total Portfolio Funds
Aetos Distressed Investment Strategies Fund, LLC
Funds allowing quarterly withdrawals (notice period of 65 days)	2	31.62%
Funds allowing annual withdrawals (notice period of 65 days)	1	18.89%
Funds allowing bi-annual withdrawals (notice period of 90 days)	1	15.25%
Funds fully comprised of side-pocket investments	1	3.05%
Funds in liquidation	2	31.19%

	Number of Portfolio Funds	% of Total Portfolio Funds
Aetos Long/Short Strategies Fund, LLC
Funds allowing monthly withdrawals (notice periods ranging from 3 to 90 days)	5	30.53%
Funds allowing quarterly withdrawals (notice periods ranging from 45 to 65 days)	9	60.08%
Funds allowing annual withdrawals (notice period of 45 days)	1	9.39%

Notes to Financial Statements (continued)

7. Investments in Portfolio Funds (continued)

At January 31, 2024, the Funds made no commitment to purchase Portfolio Funds and made the following redemption requests from Portfolio Funds, which are effective February 29, 2024 through March 31, 2024:

Fund	Redemptions	Amount

Aetos Long/Short Strategies Fund, LLC
	Cadian Fund LP	$2,000,000
	Egerton Capital Partners, L.P.	1,000,000
	Encompass Capital Fund L.P.	1,000,000
	GMO Equity Dislocation Fund, L.P.	500,000
	Junto Capital Partners LP	2,000,000
	Lakewood Capital Partners, LP	1,000,000
	North River Partners, L.P.	500,000
	Sachem Head LP	1,000,000
	Woodline Fund LP	2,500,000

8. Subsequent Events

The following table summarizes the repurchase requests received by the Funds subsequent to January 31, 2024, all of which are effective from March 31, 2024 to June 30, 2024:

Fund	Number of Investors	Estimated Redemption Amount Subsequent to 01/31/2024	% of Members’ Capital
Aetos Multi-Strategy Arbitrage Fund, LLC	2	$92,210	0.05%
Aetos Distressed Investment Strategies Fund, LLC	4	10,009,981	17.12%
Aetos Long/Short Strategies Fund, LLC	4	211,888	0.08%

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements as of January 31, 2024.

Managers and Officers of the Funds (unaudited)

Name, Address(1), Age	Position(s) Held with Funds	Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years/Other Directorships(3) Held by Board Member	Number of Funds in the Fund Complex Overseen by Manager(4)
Independent Managers:
Ellen Harvey 69	Manager	Since 2002	Principal, Lindsey Criswell LLC, July 2008-Present; Managing Director, Miller Investment Management, September 2008-June 2018; Trustee of Cutwater Select Income Fund, March 2010-Present; Trustee of Managed Duration Investment Grade Municipal Fund, November 2016-September 2018	3
Pierre de Saint Phalle 75	Manager	Since 2002	Managing Director, Promontory Financial Group, May 2006-November 2016; Senior Consultant, Promontory Financial Group, December 2016-Present	3
Warren J. Olsen 67	Manager	Since 2003	Director, The Taiwan Fund, Inc., April 2018-Present; Chairman and Chief Investment Officer, SCB Global Capital Management, July 2014-Present; Chairman and Chief Investment Officer, First Western Investment Management, September 2002-July 2014	3
Interested Managers:
Michael Klein(5) 65	Manager and President	Since 2003	Co-President and Chief Risk Officer, Aetos Alternatives Management, LP; Co-Chief Executive Officer and Managing Director, Aetos Capital, LLC, until July 2018; Director/Trustee of certain funds in the Morgan Stanley Fund Complex, August 2006-Present	3
Officers:
Anne Casscells 65	Chief Investment Officer	Since 2002	Co-President and Chief Investment Officer, Aetos Alternatives Management, LP; Co-Chief Executive Officer and Managing Director, Aetos Capital, LLC until July 2018	N/A
Scott Sawyer 55	Treasurer	Since 2004	Chief Financial Officer, Aetos Alternatives Management, LP; Director and Chief Financial Officer, Aetos Capital, LLC until July 2018	N/A
Harold J. Schaaff 63	Vice President and Secretary	Since 2001	General Counsel and Secretary, Aetos Alternatives Management, LP; General Counsel, Managing Director and Secretary, Aetos Capital, LLC until July 2018	N/A

(1)	Each Manager can be contacted by writing to Aetos Alternatives Management, LP 875 Third Avenue, New York, NY 10022.

(2)	Each Manager holds office until the next meeting of members at which Managers are elected following his or her election or appointment and until his successor has been elected and qualified.

(3)	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

(4)	The “Fund Complex” consists of all registered investment companies for which Aetos Alternatives Management, LP or any of its affiliates serves as investment adviser.

(5)	Mr. Klein is considered to be an “interested person” of the Fund as defined in the 1940 Act because he is a Co-President of Aetos Alternatives Management, LP.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s President and Treasurer. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s Board of Managers has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2)  The audit committee financial expert is Warren J. Olsen. Mr. Olsen is independent as defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers (“PwC”) related to the Fund.

PwC billed the Fund aggregate fees for services rendered to the Fund for the last two fiscal years as follows:

		Fiscal 2024			Fiscal 2023

		All fees and services to the Fund that were pre-approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Fund that were pre-approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval

(a)	Audit Fees (1)	$34,400	$0	$0	$37,900	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees (2)	$310,800	$0	$0	$313,600	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Notes:

(1)	Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax fees relate to preparation of federal and state tax returns.

(e)(1)	The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services (including tax services) to be provided to the Fund and all non-auditing services to be provided to the Fund’s investment adviser (or any affiliate thereof that provides ongoing services to the Fund) if such services relate directly to operations and financial reporting of the Fund.

(e)(2)	Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2024	Fiscal 2023
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)	Not applicable.

(g)	The aggregate amount of non-audit fees and services billed by PwC to: (i) the Fund, and (ii) Aetos Alternatives Management, LP, the Fund’s investment adviser (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund for the last two fiscal years were $735,200 and $675,500 for Fiscal 2024 and Fiscal 2023, respectively.

(h)	During the past fiscal year no non-audit services were provided by the registrant’s principal accountant to either the registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant, that were not pre-approved by the audit committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Aetos Alternatives Management, LP

Proxy Voting Policy

I.	Introduction

This policy sets forth Aetos Alternatives Management, LP (“AAM”) policies and procedures for voting proxies with respect to portfolio securities held in the accounts for which AAM provides discretionary investment management services and for which AAM has the explicit authority to vote their proxies. The policy will be reviewed and, if necessary, updated periodically to address new or revised proxy voting issues as they arise.

As an investment manager for various clients, including clients governed by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), AAM may vote proxies as part of its authority to manage, acquire and dispose of client account assets, unless the “named fiduciary” for an ERISA account has explicitly reserved the authority for itself, or in the case of an account not governed by ERISA, the client investment management agreement does not provide that AAM will vote proxies. When voting proxies for client accounts, AAM will make voting decisions solely in the best interests of its clients and its ERISA plan clients and beneficiaries and participants, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. In fulfilling its obligations to its clients, AAM will act in a manner it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

II.	Routine Corporate Matters

AAM will generally, although not always, vote in support of management on matters which are common management-sponsored initiatives, provided that, in AAM’s opinion, approval of such initiatives will not detract from the economic value of the company’s securities held in AAM client accounts. These matters are set out below:

(i)	Appointment or election of auditors;

(ii)	Routine elections or re-elections of directors;

(iii)	Director’s liability and indemnification;

(iv)	General updating/corrective amendments to charter;

(v)	Name changes;

(vi)	Elimination of cumulative voting; and

(vii)	Elimination of preemptive rights.

III.	Issues Having the Potential for Major Economic Impact

A. AAM will generally, although not always, vote in support of management initiatives which may have a substantive financial or best interest impact, provided that, in AAM’s opinion, approval of such initiatives will not detract from the economic value of the company’s securities held in AAM client accounts. These matters are set out below:

(i)	Capitalization changes which eliminate other classes of stock and voting rights;

(ii)	Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization;

(iii)	Stock purchase plans with an exercise price of not less than 85% of fair market value;

(iv)	Stock option plans that are incentive based and not excessive;

(v)	Other stock-based plans which are appropriately structured;

(vi)	Reductions in supermajority vote requirements; and

(vii)	Adoption of anti-greenmail provisions.

B.	AAM will generally not vote in support of management on certain issues which have a potential substantive financial or best interest impact when AAM believes that approval of the proposal may negatively impact the economic value of the company’s securities held in AAM client accounts. These matters are set out below:

(i)	Capitalization changes which add classes of stock which are blank check in nature or that dilute the voting interests of existing shareholders;

(ii)	Changes in capitalization authorization where management does not offer an appropriate rationale or that are contrary to the best interest of existing shareholders;

(iii)	Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers;

(iv)	Amendments to by-laws which would require supermajority shareholder votes to pass or repeal certain provisions;

(v)	Classified boards of directors;

(vi)	Reincorporation into a state which has more stringent anti-takeover and related provisions;

(vii)	Shareholder rights plans which allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding;

(viii)	Excessive compensation or non-salary compensation related proposals;

(ix)	Change-in-control provisions in non-salary compensation plans, employment contracts and severance agreements that benefit management and would be costly to shareholders if triggered; and

(x)	“Other business as properly comes before the meeting” proposals which give a blank check to those acting as proxy.

IV.	Social and Corporate Responsibility Issues

AAM, believing that management’s job is to handle ordinary business matters, and not wanting to arbitrarily impose a judgment on such matters, usually votes with management on these proposals. Third party analyses of these issues are taken into account. If an issue will, in our view negatively impact the investment merits of a company, we will oppose it.

V.	Conflict of Interests

Situations may arise where there are material conflicts between AAM’s interest and those of its advisory clients. AAM may resolve potential conflicts by using any of the following methods: (1) adopting a policy of disclosing the conflict to clients and obtaining their consent before voting: (2) basing the proxy vote on pre-determined voting guidelines if the application of the guidelines to the matter do not involve the exercise of discretion on the part of AAM; or (3) using the recommendations of an independent third party.

VI.	Proxy Voting Record Retention

AAM retains the following records: (1) proxy voting policies and procedures; (2) proxy statements; (3) records of votes cast on behalf of clients; (4) records of clients’ requests for proxy voting information; and (5) any documents prepared by or on behalf of AAM that were material in making decisions on how to vote. AAM retains the above-mentioned records for a minimum of five years.

VII.	Proxy Administration

The decision on how to vote a proxy will generally be made by the investment professional responsible for the security requesting a shareholder vote. The investment professional will consult with the Compliance Officer prior to making any such determination, and the Compliance Officer will determine if the proposed vote is consistent with the policies set forth in II-IV above, in which case no further action is required, or the proposed vote is not in compliance with these guidelines or presents a conflict, in which case the proxy will be reviewed with senior management, who will determine the appropriate vote.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1)

Investment Management Team

Name & Title (Years of Service)

Jonathan Bishop Managing Director and Portfolio Manager, Aetos Alternatives Management, LP (formerly Aetos Alternatives Management, LLC) (10)	Managing Director and Portfolio Manager, Aetos Alternatives Management LP (formerly Aetos Alternatives Management, LLC); Director, Aetos Capital, LLC, until July 2018.

Anne Casscells Co-President and Chief Investment Officer, Aetos Alternatives Management, LP (formerly Aetos Alternatives Management, LLC) (22)	Co-President and Chief Investment Officer, Aetos Alternatives Management, LP (formerly Aetos Alternatives Management, LLC); Co-Chief Executive Officer and Managing Director, Aetos Capital, LLC, until July 2018.

Abby Chen Managing Director and Portfolio Manager, Aetos Alternatives Management, LP (formerly Aetos Alternatives Management, LLC) (4)	Managing Director and Portfolio Manager, Aetos Alternatives Management LP (formerly Aetos Alternatives Management, LLC), April 2021 to Present; Managing Director, Aetos Alternatives Management LP, January 2020 to March 2021; Director, Aetos Alternatives Management LP, until December 2019.

Filbert Cua Managing Director and Portfolio Manager, Aetos Alternatives Management, LP (formerly Aetos Alternatives Management, LLC) (4)	Managing Director and Portfolio Manager, Aetos Alternatives Management LP (formerly Aetos Alternatives Management, LLC), April 2021 to Present; Managing Director, Aetos Alternatives Management LP, January 2020 to March 2021; Director, Aetos Alternatives Management LP, until December 2019.

James Gibbons Managing Director and Portfolio Manager, Aetos Alternatives Management, LP (formerly Aetos Alternatives Management, LLC) (22)	Managing Director and Portfolio Manager, Aetos Alternatives Management LP (formerly Aetos Alternatives Management, LLC); Managing Director, Aetos Capital, LLC, until July 2018.

Michael Klein Co-President and Chief Risk Officer, Aetos Alternatives Management, LP (formerly Aetos Alternatives Management, LLC) (22)	Co-President and Chief Risk Officer, Aetos Alternatives Management, LP (formerly Aetos Alternatives Management, LLC); Co-Chief Executive Officer and Managing Director, Aetos Capital, LLC, until July 2018.

The information provided in response to this Item 8(a)(1) is provided as of April 02, 2024.

(a)(2)(i), (ii), (iii)

The following tables show information regarding accounts (other than the Fund) managed by each named portfolio manager as of January 31, 2024.

Jonathan Bishop Anne Casscells Abby Chen Filbert Cua James Gibbons Michael Klein	Number of Accounts	Total Assets in Accounts ($ million)	Number of Accounts where Advisory Firm’s Fee is Based on Account Performance	Total Assets in Accounts where Advisory Firm’s Fee is Based on Account Performance ($ million)
Registered Investment Companies	2	$451	N/A	N/A
Other Pooled Investment Vehicles	2	$15	1	$11
Other Accounts	13	$4,392	5	$1,081

(a)(2)(iv)

Material Conflicts of Interest

The Investment Manager manages multiple accounts for multiple clients. The Investment Manager has adopted compliance procedures that are designed to ensure that each client is treated equitably with respect to the presentation of investment opportunities. In practice, the Investment Manager allocates investment opportunities across client relationships generally on a pro-rata basis among accounts for which such investments are suitable, subject to a number of factors, including cash availability, each client’s investment objectives and risk tolerance, the make-up of each client’s remaining portfolio at the time of investment and the size of the potential investment relative to the client’s portfolio size. As a result of the application of these and other considerations, opportunities will not always be allocated to all portfolios and allocations across portfolios will not always be made on a pro-rata basis. The Investment Manager endeavors to allocate investment opportunities to client portfolios in a fair and equitable manner over time. The Investment Manager’s Chief Compliance Officer reviews all trade allocations in order to ensure that accounts are treated fairly. Additionally, a written policy governs the allocation of investment capacity and a formal allocation report is submitted to the Chief Compliance Officer.

(a)(3)

Description of Compensation

Each of the Portfolio Managers identified in response to Item 8(a)(1) above receives compensation that includes a fixed base salary, a discretionary bonus and an allocation of the firm’s net profits based on such Portfolio Manager’s percentage ownership interest in the firm.  Each Portfolio Manager's fixed base salary is based on the level of their position.  Bonuses, which are awarded in the form of cash, are variable and are determined based on an evaluation of a number of factors, including, primarily, the individual’s performance during the year, the firm’s profitability and financial condition and market compensation levels.  Bonuses are not determined formulaically with reference to any specific performance benchmarks or criteria and no single factor in determining bonuses is necessarily weighted more than any other factor; rather they are determined based on a general evaluation of the above and other factors determined to be appropriate by the firm’s Co-Chief Executive Officers.  The information provided in response to this Item 8(a)(3) is provided as of January 31, 2024.

(a)(4)

Ownership of Securities

As of January 31, 2024, the portfolio managers owned Interests (either directly or indirectly) of the Fund as follows:

Jonathan Bishop	None
Anne Casscells	$100,001-500,000
Abby Chen Filbert Cua James Gibbons	None None $100,001-500,000
Michael Klein	$10,001-50,000

(b)  Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable as Interests of the Fund are not registered pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant’s last proxy solicitation.

Item 11. Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable as the Fund does not engage in securities lending activities.

Items 13. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b)  Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Aetos Distressed Investment Strategies Fund, LLC

By (Signature and Title)*	/s/ Michael F. Klein
Michael F. Klein, President

Date: 04/02/24

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael F. Klein
Michael F. Klein, President

Date: 04/02/24

By (Signature and Title)*	/s/ Scott D. Sawyer
Scott D. Sawyer, Treasurer

Date: 04/02/24

* Print the name and title of each signing officer under his or her signature.